Exhibit 10.23

FORM OF PROPETRO HOLDING CORP.

AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT

This Amendment (this “Amendment”), dated and effective as of [_____], 2017 (the “Effective Date”), is made by and between ProPetro Holding Corp., a Texas corporation (the “Company”) and [_____], an [employee / director] of the Company (the “Optionee”).  The Company and the Optionee are parties to that certain Non-Qualified Stock Option Agreement, dated July 19, 2016 (the “Stock Option Agreement”), pursuant to which the Company granted the Optionee an option (the “Option”) under the Stock Option Plan of ProPetro Holding Corp. (the “Plan”) to purchase [_____] shares of the Company’s common stock, par value $0.001 per share, at an exercise price of $0.0190955 per share.  Any term capitalized but not defined in this Amendment shall have the meaning set forth the Plan or in the Stock Option Agreement.

WHEREAS, the Option was originally scheduled to become exercisable in five equal semi-annual installments starting on December 31, 2016, subject to continued employment or provision of services by the Optionee to the Company through the applicable exercisability dates;

WHEREAS, the Company contemplates undergoing an initial public offering of its Common Stock (the “Contemplated IPO”); and

WHEREAS, in connection with the Contemplated IPO, the Company and the Optionee desire to amend the terms of the Stock Option Agreement to provide that the Option will become fully exercisable as of the Effective Date, as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.         Amendment.  Notwithstanding Section 3 of the Stock Option Agreement, the unexercisable portion of the Option shall become exercisable as of the Effective Date, and the Option is hereby fully exercisable.

2.         Entire Agreement.  The Stock Option Agreement, as amended by this Amendment, contains the entire agreement between the parties with respect to the subject matter thereof and hereof.  Except as amended hereby, all of the terms, provisions and conditions of the Stock Option Agreement are hereby ratified and confirmed and shall remain in full force and effect pursuant to their terms.

3.         Counterparts.  The parties may execute this Amendment in one or more counterparts, all of which together shall constitute but one Amendment.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Amendment as of the date first written above.

PROPETRO HOLDING CORP.

By:
	[Name]	[Optionee]
[Title]

[Signature Page to Option Agreement Amendment]